Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Annual Shareholder Meeting
Annual Shareholder Meeting
July 17, 2008
July 17, 2008
Tom Saeli – Chief Executive Officer
Exhibit 99.1

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Noble International in a Changing Environment
Noble Transformation
Industry Trends and Challenges – How Noble Responds
ArcelorMittal Relationship

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Who are we?
World’s largest supplier of Laser Welded Blanks (LWB)
Leading supplier of Roll Formed products
Global footprint
23 manufacturing facilities in 12 countries spanning 4 continents
Designs and builds custom-made Laser Welding systems

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Recent Growth Focused on Diversification
$0
$200
$400
$600
$800
$1,000
$1,200
1986 1990 1995 2000 2005 2007
Develop North American
LWB Market and Customers
Globalization &
Diversification

NOBLE INTERNATIONAL, LTD.

Australia	**India**
Adelaide	Delhi (JV)
Canada	**Mexico**
Brantford, Ontario	Puebla
China	Queretaro
Shanghai (JV)	Silao (JV)
Wuhan (JV)	**United States**
Europe	Butler, IN
Genk, Belgium	Shelbyville, KY
Gent, Belgium	South Haven East, MI
Lorraine, France	South Haven West, MI
Bremen, Germany	Spring Lake, MI
Senica, Slovakia	Warren, MI
Zaragoza, Spain	Tonawanda, NY
Birmingham, UK	Stow, OH

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Global Footprint
(4 in Michigan)

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Detroit 3
83%
Other
17%
Customer Diversification
No single customer is > 17% of Noble’s
annual revenue.
Before Combination Today
Source:  Company Management
Nissan-Renault
6%
Peugeot (PSA)
13%
Volkswagen
15%
Ford (EU)
6%
Other
9%
Detroit 3
47%
GM (EU)
4%

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Geographic Diversification
Today
Source:  Company Management
Noble’s revenue base is spread evenly
between North America & Europe.
USA
67%
Canada
19%
Mexico
11%
Other
3%
Europe
45%
USA
36%
Canada
11%
Mexico
6%
Other
2%
Before Combination

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Platform Penetration
2007 Production Noble
Nameplate (units) Content
1 Chevrolet Silverado 549,139
2 Ford F-Series Lt. Duty 509,510
3 Toyota Camry 447,934
4 Honda Civic 402,406
5 Honda Accord 382,654
6 Toyota Corolla 359,491
7 Nissan Altima 338,609
8 Chevrolet Impala 315,114
9 Ford F-Series Super Duty 294,517
10 Volkwagen Bora 272,054
11 Toyota Tundra 240,101
12 Chevrolet Cobalt 226,314
13 Ford Escape 209,774
14 Dodge Caravan 209,135
15 Dodge Ram Pickup Heavy Duty 207,389
16 GMC Sierra 203,478
17 Dodge Ram Pickup Lt. Duty 198,224
18 Honda Odyssey 196,043
19 Toyota Tacoma 192,425
20 Ford Focus 191,115
Source:  Automotive News Data Center and Company Management
Top 20 light vehicles in the United States
2007 Production Noble
Nameplate (units) Content
1 Ford Focus C307 529,461
2 Volkswagen Golf VW350/360 501,572
3 BMW 3 Series E90 498,843
4 Opel Astra A3300 488,642
5 Peugeot 207 A7 482,911
6 Opel Corsa S4400 479,375
7 Ford Fiesta B256/B257 426,865
8 Volkswagen Passat VW461/2 395,493
9 Renault Clio BC85 351,074
10 Fiat Grande Punto 199 339,737
11 Volkswagen Polo VW240 329,665
12 Audi A4 AU461/2 282,640
13 Renault Megane X84 280,435
14 Renault Scenic J84 268,519
15 Toyota Yaris 970M/980M 263,203
16 Fiat New Panda 169 260,695
17 VAZ 2104 Range 254,612
18 Ford Transit V347/348 243,312
19 BMW 5 Series E60 237,356
20 Mercedes-Benz C-Class W204 235,623
Source:  Automotive News Data Center and Company Management
Top 20 light vehicles in Europe
Noble supplies 70% of the top 20 light vehicle platforms in
North America & Europe.

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Automotive Industry:
Trends & Challenges

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Auto Industry Evolution
Competitive and regulatory pressure to build lighter but safer vehicles
CAFE standards
Crash standards
Emission standards / environment concerns
Rising commodity prices
Steel prices 60% over the past four years
Fuel prices
OEMs producing more global platforms
One design produced in multiple locations around the world
Requirements of suppliers with a global footprint
Noble’s products and technologies address the
automotive industry’s challenges.

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Mega Global Platforms
Definition
A common design manufactured in more than one region of the world
More than one million vehicles produced per year
Mega Global Platforms growing at 7.3% annually; all other vehicles at 2.4%
All Other
Platforms
74%
Global Platforms
26%
Global Platforms
30%
All Other
Platforms
70%
2008 2013
Growth in Mega Global Platforms will increase need for
global suppliers.

NOBLE INTERNATIONAL, LTD.

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		↑

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Global Vehicle Production (72M Expected for 2008)
10%
10%
22%
22%
15%
15%
22%
22%
9%
9%
22%
22%
% Today’s
Total
11%
11% Rest of World
17%
17% North America
10%
10% Japan
38%
38% Asia/Pacific
(excluding Japan)
10%
10% Eastern Europe
14%
14% Western Europe
% Total in
2022
15 Year
Trend Region
Growth will occur in Asia/Pacific (excl. Japan) and
Eastern Europe.
Source:  JD Power & Associates

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North American Environment Extremely Challenging
Weak Economy
Fuel prices, banking issues, unemployment trends        Less auto demand
generally, in particular for SUVs and Trucks
Weak economy hurts GM, Ford, Chrysler turnaround plans
GM July 15 announcement to generate $15 Billion in cash through 2009:
Personnel reductions, change in retiree benefits, delayed UAW payments
Further reductions in Truck volumes
Reduced discretionary sales/marketing spending
Suspended dividend
Capital spending reductions
Tighter working capital management
th

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
19.1% Reduction
31.1% Reduction
2008 North American Light Vehicle Production

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"Big 3"

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Noble Negatively Affected by Regional Volatility
Automotive Production 2008 v. 2007
Europe:
Overall volumes up slightly, particularly in Eastern Europe.
Asia:
Noble’s active markets, particularly China and India, up over 13%.
North America:
Production volumes volatile.
2008 original projections of 15.3M units.
Production volumes now projected at 13.9M units.
Largest volume declines from Ford, GM and Chrysler.
Reduces Noble North America revenues by
<
$100M compared to 2007.

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Noble Responding Aggressively to Market Conditions
Conserving Cash
Dividends suspended - $7.6M annual savings
Capital spending reduced through launch activity
Cash Generation -
<
$30M YTD
Sale of non-core assets (i.e. SET Enterprises) - $3.5M
Working capital management (inventory, past due AR)
Plant Rationalizations -
<
$11M annualized savings in 2009
Closure of two US facilities
Restructuring of two contract manufacturing operations in Europe
Operating Efficiencies (scrap, quality, labor, etc.) -
<
$12M savings in 2009
Overhead Reductions - $1.5M annualized YTD
Investing in Growing Markets & Opportunities (i.e. China, Thailand, India, Slovakia)
Management Focused on Cash Generation, Expense Reduction.

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ArcelorMittal & Noble International

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
ArcelorMittal Snapshot
Largest steel company in the world
Operations in 60 countries
2007 financial information
$105 billion of revenues
$19.4 billion of EBITDA
#1 market share in every region of the world except Asia
Automotive R&D spend of $65 million per year
World’s #1 steel company is Noble’s strategic
partner and largest shareholder.

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ArcelorMittal Relationship Timeline
August 2007
ArcelorMittal becomes a 40% shareholder in Noble via Tailored Blank Arcelor transaction.
March 2008
ArcelorMittal invests additional $50 million in Noble via convertible notes.
Five year term; 6% fixed coupon; conversion floor of $10.40 per share.
April 2008
ArcelorMittal acquires additional 2.4 million shares from Noble’s founder and then Chairman, Robert Skandalaris.
As a result, ArcelorMittal’s
ownership stake increased to <49.4%.
If conversion was exercised on convertible notes, ownership stake would be <58.5%.
May 2008
ArcelorMittal invests additional €20 million in Noble via subordinated note in
Europe.

NOBLE INTERNATIONAL, LTD.

ArcelorMittal
NOBLE
INTERNATIONAL, LTD.

Information provided in this presentation represents confidential and privileged information of Noble International, Ltd. and may not be distributed without express permission of an authorized representative of Noble International, Ltd.
Benefits of ArcelorMittal / Noble Relationship
Combined
Research &
Application
Development
UHSS, Usibor®,
Ductibor® Steel
Supply
Diverse
Customer
Base
Leading
Market Share in
North America,
Europe & China
Financial
Stability
Global Sales
Network
Combined
Research &
Application
Development
UHSS, Usibor®,
Ductibor® Steel
Supply
Diverse
Customer
Base
Leading
Market Share in
North America,
Europe & China
Financial
Stability
Global Sales
Network